SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2002

America Service Group Inc,

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-23340

(Commission File Number)

21-0332317

(IRS Employer Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee 37027

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 373-3100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On July 23, 2002, America Service Group Inc. issued a press release announcing results for the quarter ended June 30, 2002. The press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1	Press Release of America Service Group Inc., dated July 23, 2002.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.

By: /s/ Michael Catalano

Michael Catalano
Date: July 24, 2002	Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibits

99.1	Press Release of America Service Group Inc., dated July 23, 2002.